Subsequent Event	12 Months Ended
Jan. 31, 2022
Notes to Financial Statements
Subsequent Event

Note 23 – Subsequent Event

On February 9, 2022, Descartes acquired all of the shares of NetCHB, LLC, a provider of customs filing solutions in the US. The purchase price for the acquisition was approximately $38.7 million, net of cash acquired, which was funded from cash on hand plus potential performance-based consideration of up to $60.0 million based on NetCHB achieving revenue-based targets over the first two years post-acquisition. As of the issue date of these consolidated financial statements, the fair value of the acquired assets and liabilities has not been determined.